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                                                                   EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-03703, 333-27009 and 333-28147) of i2 Technologies,
Inc. of our report dated June 12, 1997, with respect to the supplemental consolidated financial statements of i2 Technologies, Inc. included in this Current Report on Form 8-K dated June 12, 1997.

                                                ERNST & YOUNG LLP

Dallas, Texas
June 12, 1997